CSMC 2022-NQM5 Trust ABS-15G

Exhibit 99.33

Item 6: Due Diligence Audit Scope

METASOURCE executed the following defined third-party due diligence audit services for AmWest Funding Corp. (Client). The audit was completed from November 10, 2021 through January 31, 2022. Assets reviewed were originated from November 3, 2021, through December 4, 2021. Data collected for audit purposes, to include document images and corresponding data tapes, was provided and/or collected from Client or its designee(s) for review.

1.	Asset Type(s)

Residential loans containing all loan program types to include: Investor, DSCR, Non-QM loans with amortization terms ranging from 15 to 30 years.

2.	Sample Size

Pool size disclosed to MetaSource by Client totals 29 units. Client may have removed individual loan files or other items from the securitization that were not disclosed to MetaSource prior to beginning third-party due diligence process. The following reporting represents totality of population audited. Aggregate original principal balance for pool population is approximately $ 17,994,716. To MetaSource’s knowledge, the Review covered 100% of the securitization loan population.

Within this population, 23 loans were reviewed representing 79% review to nationally recognized statistical rating organizations, NRSRO(s) standards for compliance, credit, and valuation (“Mortgage Audit Review”) and 6 were not reviewed for compliance given the stated loan purpose (e.g., “DSCR”).

3.	Sample Selection Process (computation methods)

The Mortgage Audit Review was conducted consistent with the criteria, as may be relevant for this securitization, for the NRSRO(s) identified in Item 3 of the ABS Due Diligence–15E. 100% of the pool was reviewed.

4.	Review Criteria: Audit methodology and quality of data related to assets

MetaSource compared data fields on bid tape provided by Client to the data found in the loan file as captured during Mortgage Audit Review. The data validation was completed versus tapes as provided at the time of initial diligence or subsequently updated. As the securitization population includes loans from different periods of time and from differing transactions, not all data elements are provided to MetaSource on every loan within the securitization population. This comparison, when data was available, included the following data fields:

# of Borrowers	Doc Type	Original P&I
# of Units	First Payment Date	Original Term
Amortization Term	Index Type	Origination Channel
Amortization Type	Interest Only	Origination Company Name
Appraisal Date	Interest Only Period	Origination Loan Designation
Appraisal Value	Interest Rate Life Cap	Other financing – Lien Position
Balloon Flag	Interest Rate Life Max	Prepayment Penalty
Borrower First Name	Interest Rate Life Min	Prepayment Penalty Period
Borrower FTHB	Investor Qualifying DTI	Property Type

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Borrower Last Name	Lien Position	Purpose
Borrower Self-Employed	LTV Valuation Value	Representative FICO
Borrower SSN	Margin	Rounding Factor
Cash from Borrower	Maturity Date	Secondary Appraisal Date
Cash to Borrower	MERS MIN Number	Secondary Appraised Value
City	Mortgage Type	State
Coborrower First Name	Note Date	Street Address
Coborrower Last Name	Occupancy	Total Cash Out
Coborrower Qualifying FICO	Original CLTV	Total Debt Ratio
Coborrower Self-Employed	Original Interest Rate	Zip
Coborrower SSN	Original Loan Amount
Contract Sales Price	Original LTV

*Additional information about the data integrity review is included in Item 5 below.

Mortgage Audit (29 Assets)

5.	Underwriting/Credit/Guideline: Audit Review and Methodology

Credit and underwriting review focus on the borrower’s experience in property management, credit profile and adherence to guidelines. The borrower’s assets are analyzed to determine if there are sufficient funds for the required equity in the project. Conformity to applicable guidelines will all be assessed during the review.

MetaSource reviewed asset documentation to determine whether the mortgage conformed to guideline Criteria in the effect as of the date of origination, including with respect to: loan documentation; FICO, LTV, CLTV, TLTV, HLTV, and DTI; liabilities, assets, funds to close, reserves, credit history, liens, judgments, willingness and ability to repay, income, employment, and assets; property type and use eligibility, and if the property type was a condominium or cooperative, assess project adherence; Borrower eligibility, including citizenship status and non-occupant co-borrower.

•	AUS Review: When applicable, a review of the mortgage loan file to the Automated Underwriting System (“AUS”) output within the mortgage loan file was also performed.
•	Credit Application: MetaSource verified that application was: (a) signed by all listed borrowers, (b) was substantially filled out, (c) contained all known borrower-owned properties, and (d) included borrower’s employment history.
•	Credit Report: MetaSource verified (a) a credit report is present for each borrower, (b) note and research the Real Estate Owned and fraud alerts, (c) and gather data including (i) representative FICO, (ii) scores from Equifax, Experian, and Transunion (if available), (iii) verify that the public records listed are disclosed on the application and adequately explained and in compliance with guidelines, and (iv) the number and length of trade lines.

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•	Employment and Income: MetaSource determined whether applicable supporting employment and income documentation required by the guidelines was present in the mortgage loan file and, where possible, wasn’t fraudulent.
•	Borrowing Entity: MetaSource verified that the borrowing entity, if not an individual, is properly documented. In addition, MetaSource verified whether the business entity is a US or foreign entity and whether the individual signing the loan documentation had the appropriate authority. Distinction has been made between guarantors and principals, individuals and business entities.
•	Property Income: MetaSource will determine whether all applicable supporting documentation as required by the guidelines is present in the file. No traditional borrower DTI ratios will be calculated but instead a “Property DTI” will be calculated per guidelines using the lease or expected lease amount and the property expenses. Documentation verifying property income may include: (a) leases and monthly rental income, (b) property vacancy, (c) balance sheets / financial statements, and (d) an appraisal analysis of market rents.
•	Asset Review: MetaSource assessed whether the asset documentation required by the guidelines is present in the file. MetaSource verified that assets presented support the required reserves. Documentation reviewed may include: (a) depository account statements, (b) stock or security account statements, (c) settlement statements or other evidence of conveyance and transfer of funds if a sale of assets was involved, and (d) operating accounts from other properties.
•	Transaction Eligibility: MetaSource verified maximum loan amount, loan purpose, and occupancy; and SSN fraud risk is reviewed and confirmed.
•	Insurance: MetaSource has performed the following: (a) look for the presence of rent loss insurance as required by the guidelines, (b) verify that hazard insurance meets the minimum required amount of coverage in the guidelines, (c) confirm that the flood cert is for the correct borrower, property, lender and loan number, and (d) for properties in a flood zone per the flood cert, confirm that flood insurance meets guideline requirements in the file and meets the minimum required amount of coverage.
•	Title: MetaSource verified whether the appropriate vestee is on the title document: if a purchase, the seller; if a refinance, the borrower. MetaSource reviewed the Title Commitment for the disclosure issues such as assessments; covenants, conditions and restrictions); access problems; vicinity of property to military airports; prior leases; court orders/divorce decrees; public probate issues; foreclosures; bankruptcies; judgment liens; state and federal tax liens; and environmental liens. Review for instances of delinquent taxes (non-liens). Lastly, MetaSource reviewed for Oil, Gas, Water or Mineral rights.
•	Fraud/Criminal Background: To the extent potentially fraudulent activity is identified as part of the document review, such information is reported to Client. In addition, MetaSource looked for an independent, third-party fraud report and background check in each file and will review the results of the fraud report in conjunction with source documents found in the file to assess the likelihood of any misrepresentations associated with the origination of the loan.
a.	Data Collection: Field Level Detail

Data Integrity: MetaSource performed data capture for mutually agreed-to data points recommended by ASF and (NRSRO) and compare a data tape provided by Issuer to information in the mortgage loan file to ascertain the accuracy and completeness of the subject data tape.

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6.	Collateral Valuation: Audit Review and Methodology

MetaSource’s review includes a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. MetaSource’s review includes verifying the appraisal report was (i) materially complete, (ii) in conformity with the guideline requirements for the property type in question, (iii) completed by an appraiser that was actively licensed to perform the valuation, (iv) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (iv) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

With regard to the use of comparable properties, MetaSource’s review includes the following: (i) review the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensure that such comparable properties are within standard appraisal guidelines; (ii) confirm the property value and square footage of the subject property was bracketed by comparable properties, (iii) verify that comparable properties used are similar in size, style, and location to the subject, and (iv) check for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

Other aspects of MetaSource’s review include (i) verifying that the address matched the mortgage note, (ii) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (iii) confirming the appraiser noted an estimated lease amount to be used in instances where there is no lease in place.

Original Appraisal Assessment

The original appraisal of the mortgaged property has been analyzed by an on-staff person qualified as an appraiser, but not performing their function in such capacity and, in some cases, an on-staff underwriter employed by MetaSource in order to assess whether the original appraisal was in compliance with the applicable appraisal guidelines in effect at the time of origination.

The individuals who performed the original appraisal assessment are not persons providing valuations for purposes of the Uniform Standards of Professional Appraisal Practice (“USPAP”) or necessarily licensed as appraisers under Federal or State law, and the services being performed by such persons do not constitute “appraisal reviews” for purposes of USPAP or Federal or State law.

The analysis included a general creditability assessment of the results of the appraisal:

•	With respect to Title XI of FIRREA, MetaSource only checked for the presence of the appraiser’s license, and review for the presence of any red flags related to the mortgage property that may pose a risk to the property or occupants
•	With respect to USPAP, MetaSource only confirmed the appraiser’s certification was present and executed within the original appraisal.

Value-Supported Analysis

In connection with this confirmatory diligence, MetaSource obtained interactive AVM through Collateral Analytics on each property. Such valuation products were obtained exclusively in its own name, and without reference to Issuer, from Collateral Analytics. MetaSource has not delivered any property valuations to Issuer prior to the origination of the Loan, and Issuer has not participated with MetaSource in this appraisal review process. The parties will not contend otherwise than that MetaSource ordering of confirmatory property valuations under the terms of this agreement will not render MetaSource or Issuer a “creditor” within the meaning of ECOA, as implemented by Regulation B or other laws and regulations. For the avoidance of doubt, the results of any such confirmatory property valuations shall be considered to be a part of the results of the Services.

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MetaSource has compared the property value from the original appraisal to that found on the Collateral Analytics AVM ordered by MetaSource to determine whether the value is “within tolerance”.

If the supplemental valuation does not render a property value, or if the appraisal value is out of tolerance based on supplemental product value, MetaSource has ordered a field review.

Within tolerance = no more than 10% lower or 10% greater than the supplemental valuation produce value.

If the appraisal value was within tolerance, MetaSource recorded that the appraisal is supported.

MetaSource has assigned a valuation grade to each Loan (see Appendix 1 – Grade Definitions).

Issuer may rebut the results of the ordered valuation product or field review in writing. MetaSource will review Issuer’s rebuttal and opine on the appropriateness of comparables used in the products reviewed by MetaSource in the performance of the Services, and whether the value is reasonably supported.

Issuer expressly understands and agrees that (i) MetaSource makes no representation or warranty as to the value of any mortgaged property, notwithstanding that MetaSource may have reviewed valuation information for reasonableness, and (ii) MetaSource is not an appraisal management company (“AMC”) and therefore does not opine on the actual value of the underlying property. MetaSource will not have any communication with or responsibility to any individual consumer concerning property valuation.

FIRREA Review

MetaSource confirmed that the appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of FIRREA. Specifically, MetaSource reviewed the appraisal for conformity to industry standards, including ensuring the appraisal was complete, that the comparable properties and adjustments were reasonable and that pictures were provided and were accurate. In addition, MetaSource accessed the ASC database to verify that the appraiser, and if applicable the appraiser’s supervisor, were licensed and in good standing at the time the appraisal was completed.

a.	Field level detail

Data Integrity: MetaSource has performed a data capture for points recommended by ASF and NRSRO and compare a data tape provided by Issuer to information in the mortgage loan file to ascertain the accuracy and completeness of the subject data tape.

7.	Compliance Audit Reporting

Please be advised that MetaSource did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances of mortgage loans that are not expressly enumerated below and in attached Exhibits. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgage properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by MetaSource are dependent upon its receiving complete and accurate data regarding mortgage loans from mortgage originators and other third parties upon which MetaSource has relied in reaching such findings.

a.	Audit methodology – ComplianceEase® (Supported Bill List attached as Exhibit 3)

The scope of the compliance review is summarized below:

•	Test for certain applicable federal, state and local high cost and/or anti-predatory laws:
•	Test for state-specific consumer protection laws including late charge and prepayment penalty provisions;
•	Truth-in-Lending/Regulation Z (“TILA”) testing includes the following:
o	Notice of Right to Cancel, (Right of Rescission) adherence, if applicable;

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o	TRID/TIL Disclosure Timing 3/7/3 and disclosure content;
o	TRID/TIL APR and Finance charge tolerances;
o	ARM and other program disclosures (e.g. Balloon) provided timely, if applicable;
o	Section 32 APR and Points and Fees Thresholds and prohibited practices:
o	Section 35 Higher Priced Mortgage Loans thresholds and applicable escrow and appraisal requirements;
o	Prohibited Acts or Practices including Loan Originator compensation rules, NMLSR ID on documents, financing Credit Insurance, mandatory arbitration clauses, and NegAm Counseling;
o	Prepayment Penalty Restrictions;
o	QM/ATR Review: On applicable loans, test compliance with applicable Qualified Mortgage (QM and Ability to Repay (“ATR”) requirements defined under the Dodd-Frank Wall Street Reform and Consumer Protection Act as promulgated by the Consumer Financial Bureau and loan subject to that regulation, as further described on Exhibit 1 QM/ATR Review Scope attached hereto.
o	TILA/RESPA Integrated Disclosure Scope (‘Covered Loans’ with an Application Date=>10/3/2015):SFIG RMBS 3.0 TRID Compliance Review Scope© as further described on Exhibit 2
•	Real Estate Settlement Procedures Act (RESPA) laws and regulations testing includes the following, for loans other than ‘Covered’ and loans with an Application Date prior to 10/3/2015):
o	GFE initial disclosure timing and content;
o	Confirm that the file contains the final HUD1 Settlement Statement;
o	GFE to HUD1 evaluation for 0% and 10% fee tolerances;
o	Homeownership Counseling Notice (when applicable); and
o	Affiliated Business Disclosure, if applicable.
•	For VA loans, MetaSource will test using Federal and State laws and the 4% late charge limitation;
•	TRID Not-Applicable Compliance Testing
o	Consumer Purpose Mortgage Loans with at least one borrower (for primarily a Business Purpose and secured by non-owner occupied 1-4 family properties)
o	Most consumer protection laws are designed to afford protection to Consumers who are entering into a loan that will be secured by their residence. For most high cost and higher-priced laws, as well as rescission, the only loans covered by the law are loans secured by the borrower’s (or in the case of rescission a title holder’s) principal residence.
o	Most other consumer protection laws extend to a Consumer’s secondary residence, which under TILA and RESPA is a residence that is occupied by the borrower for at least 2 weeks during the year.
o	Further, if the loan is for a business purpose it is often excluded from consumer protection laws regardless of occupancy, including TILA; whereas if it is non-owner occupied but originated for primarily a personal, family or household purpose it is more likely to be covered by consumer protection loans).
o	Therefore, the list of laws that MetaSource tests that apply to a 1-4 family mortgage loan made to a Consumer that is secured by non-owner-occupied property and for a business purpose is limited, and consists of the following:

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•	State and Federal High Cost and Higher Priced
o	Cook County High Cost Ordinance
o	Chicago High Cost Ordinance
o	MetaSource currently tests the Chicago and Cook County ordinances due to vague language around loans for a business purpose not related to the property.
•	Anti-predatory lending laws
o	Virginia Lender and Broker Act after 6/1/2008
o	Minnesota §58 on or after 8/1/2008
b.	Document Review

MetaSource reviewed each mortgage loan file and verified if the following documents, if applicable, were included in the file and if the data in these documents was consistent (where applicable):

•	Initial application (1003);
•	Underwriting summary / loan approval (1008);
•	Credit report;
•	Income and employment documentation;
•	4506T;
•	Asset documentation;
•	Sales contract;
•	Hazard and/or flood insurance policies;
•	Copy of note for any junior liens;
•	Appraisal;
•	Title/Preliminary Title;
•	Final 1003;
•	Changed circumstance documentation;
•	Right of Rescission Disclosure;
•	Mortgage/Deed of Trust;
•	Note;
•	Mortgage Insurance;
•	Tangible Net Benefit Disclosure;
•	Subordination Agreement;
•	FACTA disclosures;
•	Notice of Special Flood Hazards;
•	Initial and final GFEs;
•	HUD from sale of previous residence;

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•	Final HUD-1;
•	Initial TIL;
•	Final TIL;
•	Loan Estimates;
•	Closing Disclosures; and
•	Certain other disclosures related to the enumerated tests set forth herein.
c.	Field level detail

Data Integrity: MetaSource performed a data capture for points recommended by ASF and NRSRO and compare a data tape provided by Issuer to information in the mortgage loan file to ascertain the accuracy and completeness of the subject data tape.

8.	Additional Audit Services

(Any other customer audit reviews conducted to include description, methodology, and summary of results)

e.g. Lease Reviews (# of Loans):

a.	Document Review

For each Loan, MetaSource reviewed the Loan File and verified whether the following documents, if applicable, were included in the file and if the data on these documents was consistent and logical: (a) initial application (1003), (b) credit report, (c) employment documentation, (d) asset documentation, (e) sales contract, (f) hazard and/or flood insurance policies, (g) appraisal, (h) title/preliminary title, (i) mortgage/deed of trust, (j) note, (k) certificate of business purpose / non-owner occupancy, (l) articles of incorporation, if applicable, (m) operating agreement, and (n) background check.

b.	Credit Review

The credit review focused on the borrower’s experience in property management, credit profile and adherence to guidelines. The borrower’s assets were analyzed to determine there were sufficient funds for the required equity in the project. Conformity to applicable guidelines were all assessed during the review. An income calculation was not performed though the presence of income documentation if required by the guidelines and was noted.

i.	Credit Application:
ii.	Credit Report:
iii.	Employment and Income:
iv.	Property Income:
v.	Valuation Review:
vi.	Asset Review:
vii.	Insurance:
viii.	Title:
ix.	Fraud/Criminal Background:
x.	Data Collection:

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Item 7: Findings and Conclusions

The NRSRO criteria reference for this report and utilized for grading descriptions was based upon the requirements of the NRSROs listed in Item 3 above.

COMPLIANCE RESULTS SUMMARY

Within the securitization population, 100% of loans possessed an “A” grade, 0% of loans possessed a “B” grade, and 0% possessed a “C” grade.

NRSRO Grade	# of Loans	% of Loans	% of Mortgage Review Population
A	23	79%	79%
B	0	0	0
C	0	0	0
Compliance Not Run	6	21%	21%
Total	29	100%	100%

CREDIT RESULTS SUMMARY

Within the securitization population, 100% of loans possessed an “A” grade, 0% of loans possessed a “B” grade, and 0% possessed a “C” grade.

NRSRO Grade	# of Loans	% of Loans
A	29	100%
B	0	0
C	0	0
Total	29	100%

PROPERTY/VALUATION RESULTS SUMMARY

Within the securitization population, 97% of loans possessed an “A” grade, 3% of loans possessed a “B” grade, and 0% possessed a “C” grade.

NRSRO Grade	# of Loans	% of Loans
A	28	97%
B	1	3%
C	0	0
Total	29	100%

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OVERALL RESULTS SUMMARY

After considering the grading implications of Compliance, Credit, and Property/Valuation sections above, 100% of the loans by number in the pool possessed a NRSRO grade of “A”, or “B”.

NRSRO Grade	# of Loans	% of Loans
A	28	97%
B	1	3%
C	0	0
Total	29	100%

*Some tables may not add to 100% due to rounding.

EXCEPTION CATEGORY SUMMARY

The table below summarizes the individual exceptions which carried an associated “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of review. The overall loan grade is the lowest grade for any one particular review scope (e.g., a loan with a Compliance Grade of “B”, a Credit Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total
Compliance	B		0

		Total Compliance Grade (B) Exceptions	0
	C		0

		Total Compliance Grade (C) Exceptions	0
		Total Compliance Exceptions:	0

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Exception Type	Exception Level Grade	Exception Category	Total
Credit	B		0

		Total Credit Grade (B) Exceptions	0
	C		0

		Total Credit Grade (C) Exceptions	0
		Total Credit Exceptions:	0

Exception Type	Exception Level Grade	Exception Category	Total
Property	B	Property - Appraisal	1

		Total Property Grade (B) Exceptions	1
	C		0

		Total Property Grade (C) Exceptions	0
		Total Property Exceptions:	1

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TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the 29 loans reviewed, there were 38 different data tape discrepancies across 59 data fields (some loans had more than one data delta). There were 1711 data fields included in the data tape integrity review. Not all data fields would have been provided on all on loans within the securitization population.

Field Label	# of Loans with Discrepancy	Total Times Compared	% of Variance	Total # of Loans
# of Borrowers	0	0	0	0
# of Units	0	0	0	0
Amortization Term	18	29	62%	29
Amortization Type	0	0	0	0
Appraisal Date	0	0	0	0
Balloon Flag	0	0	0	0
Borrower First Name	0	0	0	0
Borrower FTHB	0	0	0	0
Borrower Last Name	0	29	0	29
Borrower Qualifying FICO	0	0	0	0
Borrower Self-Employed?	0	0	0	0
Borrower SSN	0	0	0	0
Cash from Borrower	0	0	0	0
City	0	0	0	0
Coborrower First Name	0	0	0	0
Coborrower Last Name	0	0	0	0
Coborrower Qualifying FICO	0	0	0	0
Coborrower SSN	0	0	0	0
Contract Sales Price	0	29	0%	29
Doc Type	0	0	0	0
First Payment Date	0	0	0	0
Index Type	0	29	0%	29
Interest Only	0	0	0	0
Interest Only Period	0	0	0	0
Interest Rate Life Cap	0	0	0	0
Interest Rate Life Max	0	0	0	0
Interest Rate Life Min	0	0	0	0

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Investor: Qualifying Total Debt Ratio	0	29	0%	29
Lien Position	0	29	0%	29
Lookback Period	20	29	68%	29
LTV Valuation Value	0	29	0%	29
Margin	0	29	0%	29
Maturity Date	0	0	0	0
MERS Min Number	0	0	0	0
Mortgage Type	0	0	0	0
Note Date	0	0	0	0
Occupancy	0	29	0%	29
Original CLTV	0	29	0%	29
Original Interest Rate	0	29	0%	29
Original Loan Amount	0	29	0%	29
Original LTV	0	29	0%	29
Original P&I	0	29	0%	29
Original Term	0	29	0%	29
Original Channel	0	0	0	0
Origination Company Name	0	0	0	0
Other Financing – Lien Position 2 – Original Loan Amount	0	0	0	0
Prepayment Penalty	0	29	0%	29
Prepayment Penalty Period (Mos)	0	29	0%	29
Property Type	0	29	0%	29
Purpose	0	29	0%	29
Refi Purpose	0	29	0%	29
Representative FICO	0	0	0	0
Rounding Factor	0	0	0	0
Secondary Appraisal Date	0	0	0	0
Secondary Appraised Value	0	0	0	0
State	0	29	0%	29
Street	0	0	0	0
Total Cash-out	0	29	0%	29
Zip
Total

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ADDITIONAL MORTGAGE LOAN POPULATION SUMMARY*

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	20	69%	$12,654,466.00	69%
ARM	9	31%	$5,340,250.00	31%
Total	29	100%	$17,994,716.00	100%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	29	100%	$17,994,716.00	100%

Total	29	100%	$17,994,716.00	100%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Debt Consolidation
Cash Out: Home Improvement/Renovation
Cash Out: Other/Multi-purpose/Unknown	7	24%	$5,635,000.00	24%
First Time Home Buyer
Other-than- first- time Home Purchase	19	66%	$10,403,216.00	66%
Rate/Term Refinance	3	10%	$1,956,500.00	10%
Total	29	100%	$17,994,716.00	100%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
241-360 Months	29	100%	$17,994,716.00	100%
361+ Months
Total	29	100%	$17,994,716.00	100%

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Property Type	Loan Count	% of Loans	Original Balance	% of Balance
Single Family Detached	19	65%	$13,421,150.00	65%
Co-op
Condo, Low Rise
Condo, High Rise
PUD	10	35%	$4,573,566.00	35%
1 Family Attached
2 Family
3 Family
4 Family
Other
Unavailable
Total	29	100%	$17,994,716.00	100%

Occupancy	Loan Count	% of Loans	Original Balance	% of Balance
Primary	19	66%	$12,861,416.00	66%
Investment	9	31%	$4,665,300.00	31%
Second Home	1	3%	$468,000.00	3%
Total	29	100%	$17,994,716.00	100%

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Review Type	Loan Count	% of Loans	Original Balance	% of Balance
Compliance - Only
Compliance – TRID Only
Credit/Compliance + Mod
Credit/Compliance
Credit/Compliance – TRID	23	79%	$14,952,816.00	79%
Credit Only	6	21%	$3,041,900.00	21%
Data Capture
Leases
Modification Review
Operational Review
Pay History and Collection Comments
Pay History Only
Reliance Letter
Title Review
Valuation
Total	29	100%	$17,994,716.00	100%

Profile	Loan Count	% of Loans	Original Balance	% of Balance
Full Credit/Compliance	23	79%	$14,952,816.00	79%
Leases	6	21%	$3,041,900.00	21%
Total	29	100%	$17,994,716.00	100%

*Some tables may not add to 100% due to rounding.

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Appendix 1
Grading Definitions

Credit Component Grading Definitions:

•	Grade A – The loan conforms to all appliable credit guidelines, no conditions noted.
•	Grade B – The loan does not meet every applicable credit guideline, however most of the loan characteristics are within the guidelines and there are documented and significant compensating factors.
•	Grade C – The loan does not meet every appliable credit guideline, and most loan characteristics are outside guidelines; or there are weak or no compensating factors.
•	Grade D – The loan file is missing critical documentation required to perform the review.

Regulatory Compliance Component Grading Definitions:

•	Grade A – The loan was originated in compliance with applicable federal, state, and local predatory & high cost, TILA and Regulation Z laws and regulations.
•	Grade B – The loan complies with applicable federal, state, and local predatory & high cost, TILA and Regulation Z laws and regulations; however, minor evidentiary issue(s) exist, or if subject to SFIG RMBS 3.0 TRID Compliance Review Scope c, there may be a non-material compliance violation, as determined by scope to be subject to this grading.
•	Grade C – The loan includes material violation(s) with applicable federal, state, and local predatory & high cost, TILA and Regulation Z laws and regulations.
•	Grade D – The loan file is missing critical documentation required to perform the review.

Property Valuation Component Grading Definitions:

•	Grand A – The loan conforms to all applicable property valuation guidelines, the appraisal was thorough and complete, and the appraised value appears to be supported.
•	Grade B – The loan does not meet every appliable property valuation guideline, however most of the loan characteristics are within the guidelines and there are documented and significant compensating factors.
•	Grade C – The loan does not meet every appliable property valuation guideline; the appraisal was not thorough and complete; and/or the appraised value does not appear to be supported.
•	Grade D – The loan file is missing critical appraisal or other valuation method documentation required to perform the review.

Due Diligence Reliance Letter	Page 17 of 23

Exhibit 1
QM/ATR Review SCOPE

Ability to Repay (ATR) and Qualified Mortgage (QM)

MetaSource will review each loan with respect to its eligibility to be considered a QM, and whether the lender conformed to the underwriting practices outlined in the CFPB’s Ability to Repay and Qualified Mortgage Standards under the Truth in Lending Act (Regulation Z) rule (the “ATR/QM Rule”). Client should refer to the ATR/QM Rule for further information regarding its provisions, including without limitation, the explanation of Safe Harbor and Rebuttable Presumption.

For each loan reviewed, MetaSource will assign one of the following six statuses:

ATR/QM Status		Description
1	QM: Safe Harbor	The loan is a QM that falls within safe harbor
2	Non-QM: Rebuttable Presumption	The loan is a higher priced QM loan that qualifies for a rebuttable presumption
3	Non-QM: Lender documented all ATR UW factors	The loan is not a QM loan (“non-QM”), and the file documented the lender’s evaluation of the 8 underwriting factors to evidence the borrower’s ATR
4	ATR Risk: Non-QM – Lender did not document all ATR UW factors	The loan is not a QM loan (“non-QM”), and the file did not document the lender’s evaluation of the 8 underwriting factors to evidence the borrower’s ATR
5	ATR/QM: Exempt	The loan is made by a state housing agency, or is an initial construction loan or reverse mortgage
6	ATR/QM: Not Applicable	The loan is not eligible for testing as a QM loan due to the applicable date bring prior to 1/10/2014, the loan being a HELOC or time-share, or the loan not being subject to TILA (such as when occupancy = investor)

•	MetaSource will trigger a Material Exception for any loan assigned a status of “QM: Rebuttable Presumption” or “Non-QM: Lender Documented all ATR UW Factors”. In the event Client does not require MetaSource to trigger material condition for these statuses, MetaSource and Client will document such job settings
•	MetaSource will issue a Material Exception for any loan in which the ATR/QM Status is “ATR Risk: Non-QM – Lender did not document all ATR UW Factors”
•	MetaSource will issue an exception for any loan that contains prohibited prepayment penalty terms.
•	MetaSource will issue an exception for any loan in which the MetaSource identified ATR/QM status does not correspond to the lender’s ATR/QM status
•	If Client requires a Residual Income calculation for either QM Rebuttable Presumption or Non-QM lending programs, Client will provide its guidelines for the residual income evaluation.
•	The ATR/QM Rules allow the lender to exclude up to two discount points from the 3% points and fees evaluation depending on the loan’s undiscounted interest rate in relation to the APOR index rate. The ATR/QM Rule does not set the required rate reduction per discount point. MetaSource will set the rate reduction per discount point at 0.20% default)

Due Diligence Reliance Letter	Page 18 of 23

MetaSource default QM/ATR testing includes the following:

•	MetaSource will determine the ATR/QM review applicability based on the following criteria:
o	Lender application date on or after January 10, 2014.
o	Primary or secondary occupancy.
o	1-4 units.
o	Residential property/personal, family or household purpose.
o	Loan type is not HELOC or initial construction loan.
o	Loans with an application date on or after March 1, 2021 and prior to October 1, 2022 can qualify as QM based on the original definition or the revised definition.
o	Investor occupancy if the loan is primarily for a personal, family or household purpose.

Ability to Repay (ATR) Review

MetaSource ATR review will consist of confirming the loan file contains the required documentation to reflect the lender’s consideration and verification of eight specified underwriting factors (set forth below) and determination of the borrower’s ATR based on adherence to lender’s guidelines. MetaSource will include evaluation of the loan’s adherence to Client’s overlay(s) in addition to the originating lender’s ATR guidelines.

Note: Client expressly acknowledges and agrees that MetaSource will not make a determination as to whether the borrower has the ability to repay. Rather, MetaSource will confirm whether the file contains documentation that the lender performed an ability to repay evaluation in accordance with the lender’s defined underwriting practices. In addition, Client acknowledges the ATR/QM Rule, in setting forth its eight (8) factors, does not purport to provide comprehensive underwriting standards.

1.	The current or reasonably expected income or assets
2.	Current employment status
3.	The monthly payment on the covered transaction
4.	The monthly payment on any simultaneous loan
5.	The monthly payment for mortgage-related obligations
6.	Current debt obligations
7.	The monthly debt-to-income ratio or residual income
8.	Credit history

Exemptions to the ATR/QM rules:

There are certain exemptions to compliance with the ability-to-repay requirements summarized as follows:

•	The loan is a home equity line of credit;
•	The loan is a mortgage transaction secured by a consumer’s interest in a timeshare plan;
•	The loan is a reverse mortgage;
•	The loan is a temporary or “bridge” loan with a term of 12 months or less;
•	The loan is a construction phase of 12 months or less of a construction-to-permanent loan

Due Diligence Reliance Letter	Page 19 of 23

•	A creditor refinancing a non-standard mortgage into a standard mortgage. MetaSource will review loans identified by the lender as internal refinances of a non-standard mortgage to a standard mortgage. MetaSource will independently confirm the evaluation performed by the lender resulting in the exception.
•	A temporary exemption for QM loans relating to Appendix Q adherence and the 43% DTI limit is available to loans that meet the term limitations, product features, points and fees and is eligible for purchase, guarantee, or insurance by one of the following entities:
o	Fannie Mae or Freddie Mac
o	Any limited-life regulatory entity succeeding the charter of either Fannie Mae or Freddie Mac;
o	U.S. Department of Housing and Urban Development;
o	U.S. Department of Veterans’ Affairs;
o	U.S. Department of Agriculture;
o	U.S. Department of Agriculture Rural Housing Service
•	An extension of credit made by:
o	A creditor designated as a Community Development Financial Institution (“CDFI”);
o	A creditor designated as a Down payment Assistance through Secondary Financing Provider;
o	A creditor designated as a Community Housing Development Organization
o	An extension of credit made pursuant to a program authorized by sections 101 and 109 of the Emergency Economic Stabilization Act of 2008 (12 U.S.C. 5211; 5219).
o	Certain junior lien loans for down payment assistance and similar purposes if the regulatory requirements are met;
o	Loans made pursuant to the small creditor portfolio loan and balloon payment exemptions. MetaSource does not independently verify the small creditor or portfolio status of such lenders and loans but can work with a client that purchases loans in such a category and test the ability to repay aspect.

Due Diligence Reliance Letter	Page 20 of 23

Exhibit 2
TILA/RESPA Integrated Disclosures (“TRID”) Scope of Review: SFIG RMBS 3.0 TRID Compliance Review Scope

On applicable loans, MetaSource will test compliance with the Integrated Mortgage Disclosure rules under the Real Estate Settlement Procedures Act (Regulation X) and the Truth in Lending Act (Regulations Z) defined under the Dodd-Frank Wall Street Reform and Consumer Protection Act as promulgated by the Consumer Financial Protection Bureau, according to the requirements and exception level detail associate with the SFIG RMBS 3.0 TRID Compliance Review Scope©1, as published by SFIG, with the relevant version as available at the time of the review. As of December 5, 2019, the 3.0 Scope has been modified so as to focus on items that carry risk of statutory damage assignee liability under the Truth-in-Lending Act/Regulation Z, including impacts upon the borrower’s right to rescind when applicable.

The general review approach is described below:

a.	Documentation. Review of the following documents for regulatory compliance:
i.	Initial and Re-disclosed Loan Estimates (“LE”)
ii.	Initial CD (i.e., the CD required to be received by the borrower(s) within 3 business days of consummation) and re-disclosed CD (as applicable and permitted by TILA/Regulation Z)
iii.	Notice of Right to Cancel (if applicable)
iv.	Note
v.	Security Instrument (Mortgage/Deed of Trust)
vi.	Invoices/Third Party Fees
•	MetaSource will confirm invoices for third party fees are present and amounts correspond with charges on the final CD. Invoices do not need to be present for the following charges: (1) Title charges; (2) Taxes and other government fees (Section E of CD); (3) Third party charges for which the borrower is allowed to shop and selects a service provider that has not been identified by the lender or broker and is not an affiliate of the lender or broker (Section C of the CD); and (4) Third party charges for services that are not required by the lender or broker (Section H of the CD);
•	Fees billed in bulk: An attestation from the lender that a fee is billed in bulk (e.g., tax service, flood cert) is acceptable on retail and wholesale loans only. For correspondent loans, the requirement for an invoice may be met if the seller provides evidence (e.g., finding commitment) that the fee is netted from the purchase amount paid to the correspondent on the loan and the amount charge to the borrower on the CD is less than or equal to the netted fee. A vendor contract or letter for the vendor is also acceptable if the cost of the service is indicated on the contract or letter and is consistent with the amount on the CD;
•	Third party fees on the CD must be shown as paid to the third-party provider. A condition must be set if a third-party fee is paid to the lender, investor, or otherwise or the payee is blank.
•	TPR will condition for evidence in the file indicating that a charge on the CD exceeds the actual cost to the borrower (i.e., invoice or cost printed/stamped on the face of the document showing an amount less than the charge on the CD).
•	Any refunds that are provided to the borrower must be accompanied by a revised CD to show the final, accurate charges to the borrower.
b.	TILA/Regulation Z. Review to determine compliance with the requirements of TILA/Regulation Z including, but not limited to, the following:

1 http://www.sfindustry.org/news/sfig-publishes-rmbs-3.0-trid-compliance-review-scope-documentation

Due Diligence Reliance Letter	Page 21 of 23

i.	A review and comparison of LEs and CDs with a report outlining any TILA violations, including a re-calculation of disclosed finance charge, principal and interest calculation, proper completion of the Projected Payments table, recalculation of disclosed APR and a review to determine disclosure differences were within the allowed tolerances and disclosures were provided within the required timeframes;
ii.	Loan Estimate (“LE”):
•	Confirm the presence of the current LE in effect at the time of origination;
•	Verify LE was provided to the borrower(s) within three (3) business days of the date the lender (or broker if appliable received an “application” and at least 7 business days prior to consummation;
•	Verify the Final LE was provided at least 4 business days prior to consummation and that no LE was provided to the borrower after the CD was provided;
•	Verify all sections of the Final LE were accurately completed and that information was reflected in the appropriate locations;
iii.	Closing Disclosure (“CD”):
•	Confirm the current appliable CD was provided;
•	Verify all sections of the CD were accurately completed and that information was reflected in the appropriate locations;
•	Verify that the borrower, or each consumer with the right to rescind the transaction (if appliable), was provided with a copy of the CD within 3 business days of consummation;
•	Review any revised CDs provided prior to or at consummation to confirm that any changes were within the allowed tolerances as set forth in TILA requirements and the re-disclosure timing requirements were met;
1.	Any increased fee that is disclosed on a CD but not accompanied by one of the six specified reasons should be disregarded for purposes of tolerance testing, including any reset of tolerances. For that fee, the amount on the previously properly-disclosed LE or CD should be used for testing of the zero and 10% tolerance categories. All other fees that have changed and are disclosed in compliance with TILA should be included in the tolerance testing, including changes to interest-rate related chargers that change while the interest rate is floating and/or change upon re-disclosure within three (3) business dates of rate lock or re-lock).
2.	Documentation that simple restates the change (e.g., loan program changed, fee increased) with no further explanation is not sufficient.
3.	If a CD has been provided in lieu of a revised LE, confirm there were fewer than four business days between the time the revised LE was required to be delivered and consummation.
i.	TPR will note in a condition if a LE could have been provided but CD was provided instead.
4.	If an event occurs after the date the borrower received the CD and the consummation date is four or more business days from the date the event occurs, a revised CD can be provided at or before consummation, but it cannot be used to reset fee tolerances.
•	Review to confirm if any changes occurred before consummation that required a new 3-business day waiting period and, if so, if revised disclosures were provided and the required waiting period was met;
5.	If the APR decreases by greater than 1/8 of one percentage point, (or ¼ of one percentage point for irregular transaction), confirm the disclosed APR resulted from the disclosed finance charge (i.e., the finance charge also decreased).

Due Diligence Reliance Letter	Page 22 of 23

•	Review any CDs provided post-consummation to confirm revised disclosures and refunds were provided as required and within the required timeframes;
6.	Confirm a revised CD was provided only due to an event occurring after consummation, a change due to a non-numeric clerical error, a tolerance violation or a numeric error permitted to be cured under the self-corrective cure mechanism at 15 U.S.C. & 1640(b).
iv.	Written Estimate of Terms or Costs – Confirm that any term/cost estimate provided to the borrower meets the content requirements of TILA and is not provided after the borrower has been, or is required to be, provided the LE.
•	A Written Estimate of Terms or Costs may be provided within the 3-business day period after the lender’s receipt of a loan application as long as the Written Estimate is provided before the borrower receives the LE.
v.	Written List of Settlement Service Providers:
•	If the borrower was permitted to shop for any settlement services, confirm the Written List of Settlement Service Providers is in the Mortgage Loan File and meets the content requirements of TILA, including providing the name of at least one provider for each service for which the borrower was permitted to shop; and
1.	If the borrower was permitted to shop for a settlement service and the List of Settlement Service Providers did not list a provider for that service, the cost of the service mist be included in the applicable zero or 10% tolerance category. TPR will note if the tolerance has been exceeded and, if so, the amount necessary to cure the tolerance violation.
•	Verify the List of Settlement Service Providers was provided by borrower(s) at the time of the LE disclosing the applicable service(s).

Due Diligence Reliance Letter	Page 23 of 23